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                                                                 EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 23, 1998, except as to
Note 13 which is dated March 18, 1998, appearing on page 27 of Wind River Systems, Inc.'s Annual Report on From 10-K for the year ended January 31, 1998.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Jose, California
August 7, 1998